Exhibit (h)(i)(a)

AMENDMENT NO. 1

PARTICIPATION AGREEMENT

The Participation Agreement (the “Agreement”), dated February 2, 1998, by and among AIM Variable Insurance Funds, a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, The Guardian Insurance & Annuity Company, Inc., a Delaware life insurance company and Guardian Investor Services Corporation, a New York corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

AIM V.I. Capital Appreciation Fund	Separate Account K	• Park Avenue Life
AIM V.I. Value Fund
	Separate Account M	• Park Avenue VUL
AIM V.I. Capital Appreciation Fund	Separate Account E	• The Guardian Investor Retirement Asset Manager Variable Annuity Contract
AIM V.I. Global Utilities Fund
AIM V.I. Value Fund

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: July 1, 1999

AIM VARIABLE INSURANCE FUNDS, INC.

Attest:	/s/ Nancy L. Martin	By:	/s/ Robert H. Graham
Name:	Nancy L. Martin	Name:	Robert H. Graham
Title:	Assistant Secretary	Title:	President

A I M DISTRIBUTORS, INC.

Attest:	/s/ Nancy L. Martin	By:	/s/ Michael J. Cemo
Name:	Nancy L. Martin	Name:	Michael J. Cemo
Title:	Assistant Secretary	Title:	President

(SEAL)

1 of 2

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Attest:	/s/ Sheri L. Kocen	By:	/s/ John M. Smith
Name:	Sheri L. Kocen	Name:	John M. Smith
Title:	Counsel	Title:	Executive Vice President

(SEAL)

GUARDIAN INVESTOR SERVICES CORPORATION

Attest:	/s/ Sheri L. Kocen	By:	/s/ John M. Smith
Name:	Sheri L. Kocen	Name:	John M. Smith
Title:	Counsel	Title:	Executive Vice President

(SEAL)

2 of 2

AMENDMENT NO. 2

PARTICIPATION AGREEMENT

The Participation Agreement (the “Agreement”), dated February 2, 1998, by and among AIM Variable Insurance Funds, a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, The Guardian Insurance & Annuity Company, Inc., a Delaware life insurance company and Guardian Investor Services Corporation, a New York corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

AIM V.I. Capital Appreciation Fund	Separate Account K	• Park Avenue Life
AIM V.I. Global Utilities Fund
AIM V.I. Government Securities Fund
AIM V.I. Value Fund	Separate Account M	• Park Avenue VUL

	Separate Account E	• The Guardian Investor Retirement Asset Manager Variable Annuity Contract

	Separate Account N	• Park Avenue VUL - Millennium Series

• Park Avenue SVUL - Millennium Series

	Separate Account D	• Value Guard II - Individual and Group Variable Annuity Contract

	Separate Account A	• Guardian Investor Individual Variable Annuity Contract

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: May 1, 2000

AIM VARIABLE INSURANCE FUNDS, INC.

Attest:	/s/ Nancy L. Martin	By:	/s/ Robert H. Graham
Name:	Nancy L. Martin	Name:	Robert H. Graham
Title:	Assistant Secretary	Title:	President

(SEAL)

1 of 2

A I M DISTRIBUTORS, INC.

Attest:	/s/ Nancy L. Martin	By:	/s/ Michael J. Cemo
Name:	Nancy L. Martin	Name:	Michael J. Cemo
Title:	Assistant Secretary	Title:	President

(SEAL)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Attest:	/s/ Richard T. Potter, Jr.	By:	/s/ Bruce C. Long
Name:	Richard T. Potter, Jr.	Name:	Bruce C. Long
Title:	Vice President and Counsel	Title:	Executive Vice President, Equity Products

(SEAL)

GUARDIAN INVESTOR SERVICES CORPORATION

Attest:	/s/ Richard T. Potter, Jr.	By:	/s/ Bruce C. Long
Name:	Richard T. Potter, Jr.	Name:	Bruce C. Long
Title:	Vice President & Counsel	Title:	President

(SEAL)

2 of 2

AMENDMENT NO. 3

PARTICIPATION AGREEMENT

The Participation Agreement (the “Agreement”), dated February 2, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, The Guardian Insurance & Annuity Company, Inc., a Delaware life insurance company and Guardian Investor Services Corporation, a New York corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

AIM V.I. Aggressive Growth Fund	Separate Account K	• Park Avenue Life
AIM V.I. Capital Appreciation Fund
AIM V.I. Global Utilities Fund
AIM V.I. Government Securities Fund	Separate Account M	• Park Avenue VUL
AIM V.I. Growth Fund
AIM V.I. Value Fund

	Separate Account E	• The Guardian Investor Retirement Asset Manager Variable Annuity Contract

	Separate Account N	• Park Avenue VUL - Millennium Series

• Park Avenue SVUL - Millennium Series

	Separate Account D	• Value Guard II - Individual and Group Variable Annuity Contract

	Separate Account A	• Guardian Investor Individual Variable Annuity Contract

	Separate Account F	• Guardian Variable Annuity Contract

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: August 1, 2000

AIM VARIABLE INSURANCE FUNDS

Attest:	/s/ Nancy L. Martin	By:	/s/ Robert H. Graham
Name:	Nancy L. Martin	Name:	Robert H. Graham
Title:	Assistant Secretary	Title:	President

(SEAL)

1 of 2

A I M DISTRIBUTORS, INC.

Attest:	/s/ Nancy L. Martin	By:	/s/ Michael J. Cemo
Name:	Nancy L. Martin	Name:	Michael J. Cemo
Title:	Assistant Secretary	Title:	President

(SEAL)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Attest:	/s/ Richard T. Potter, Jr.	By:	/s/ Bruce C. Long
Name:	Richard T. Potter, Jr.	Name:	Bruce C. Long
Title:	Vice President and Counsel	Title:	Executive Vice President, Equity Products

(SEAL)

GUARDIAN INVESTOR SERVICES CORPORATION

Attest:	/s/ Richard T. Potter, Jr.	By:	/s/ Bruce C. Long
Name:	Richard T. Potter, Jr.	Name:	Bruce C. Long
Title:	Vice President and Counsel	Title:	President

(SEAL)

2 of 2

AMENDMENT NO. 4

PARTICIPATION AGREEMENT

The Participation Agreement (the “Agreement”), dated February 2, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, The Guardian Insurance & Annuity Company, Inc., a Delaware life insurance company and Guardian Investor Services Corporation, a New York corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIE S	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
AIM V.I. Aggressive Growth Fund	Separate Account K	• Park Avenue Life

AIM V.I. Capital Appreciation Fund		• Park Avenue Life - Millennium Series
AIM V.I. Global Utilities Fund
AIM V.I. Government Securities Fund
AIM V.I. Growth Fund
AIM V.I. Value Fund	Separate Account M	• Park Avenue VUL

	Separate Account E	• The Guardian Investor Retirement Asset Manager Variable Annuity Contract

	Separate Account N	• Park Avenue VUL - Millennium Series

• Park Avenue SVUL - Millennium Series

	Separate Account D	• Value Guard II - Individual and Group Variable Annuity Contract

	Separate Account A	• Guardian Investor Individual Variable Annuity Contract

	Separate Account F	• Guardian Variable Annuity Contract

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: December 1, 2000

AIM VARIABLE INSURANCE FUNDS

Attest:	/s/ Nancy L. Martin	By:	/s/ Carol F. Relihan
Name:	Nancy L. Martin	Name:	Carol F. Relihan
Title:	Assistant Secretary	Title:	Senior Vice President

(SEAL)

A I M DISTRIBUTORS, INC.

Attest:	/s/ Nancy L. Martin	By:	/s/ Michael J. Cemo
Name:	Nancy L. Martin	Name:	Michael J. Cemo
Title:	Assistant Secretary	Title:	President

(SEAL)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Attest:	/s/ Richard T. Potter, Jr.	By:	/s/ Bruce C. Long
Name:	Richard T. Potter, Jr.	Name:	Bruce C. Long
Title:	VP & Counsel	Title:	Executive Vice President Equity Products

(SEAL)

GUARDIAN INVESTOR SERVICES CORPORATION

Attest:	/s/ Richard T. Potter, Jr.	By:	/s/ Bruce C. Long
Name:	Richard T. Potter, Jr.	Name:	Bruce C. Long
Title:	VP & Counsel	Title:	President

(SEAL)

AMENDMENT TO

PARTICIPATION AGREEMENT

The Participation Agreement (the “Agreement”), dated February 2, 1998, by and among AIM Variable Insurance Funds, A I M Distributors, Inc., The Guardian Insurance and Annuity Company, Inc. and Guardian Investor Services Corporation, (collectively, the “Parties”) is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

WHEREAS, the Parties desire to amend Schedule A of the Agreement to address a logo change;

NOW THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

Schedule B of the Agreement is hereby deleted in its entirety and replaced with the attached Schedule B.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: January 1, 2003.

AIM VARIABLE INSURANCE FUNDS

Attest:	/s/ Nancy L. Martin	By:	/s/ Carol F. Relihan
Name:	Nancy L. Martin	Name:	Carol F. Relihan
Title:	Assistant Secretary	Title:	Senior Vice President

(SEAL)

A I M DISTRIBUTORS, INC.

Attest:	/s/ Nancy L. Martin	By:	/s/ Michael J. Cemo
Name:	Nancy L. Martin	Name:	Michael J. Cemo
Title:	Assistant Secretary	Title:	President

(SEAL)
THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Attest:	/s/ Sheri L. Kocen	By:	/s/ Bruce C. Long
Name:	Sheri L. Kocen	Name:	Bruce C. Long
Title:	Counsel	Title:	Executive Vice President, Equity Products

(SEAL)

GUARDIAN INVESTOR SERVICES LLC

Attest:	/s/ Sheri L. Kocen	By:	/s/ Bruce C. Long
Name:	Sheri L. Kocen	Name:	Bruce C. Long
Title:	Counsel	Title:	President

(SEAL)

SCHEDULE A

AIM LOGO GRAPHIC STANDARDS

Logo Colors

[LOGO](SM)	One Color - both the box and the word Investments print black with a white Chevron and White AIM inside the box.

Two Colors - in printed versions of the logo, preferred usage is always two color reproduction. The box prints in PMS 356 Green with Chevron and AIM white and with the word Investments printing Black.

[LOGO](SM)	Four Color Process - the box prints Cyan 100%, Magenta 0%, Yellow 100%, Black 20% to simulate PMS 356 Green. The word Investment prints solid black